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                      SECURITIES AND EXCHANGE COMMISSION



                            Washington, D.C.  20549

                      ----------------------------------



                                   FORM 8-K



                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                                  MAY 8, 1998



                           LITTLE SWITZERLAND, INC.
                       ---------------------------------
              (Exact name of registrant as specified in charter)



            DELAWARE                      0-19369                66-0476514
    ------------------------     ------------------------    -----------------
 (State or other jurisdiction    (Commission file number)     (IRS employer
   of incorporation)                                         identification no.)



         161-B CROWN BAY CRUISE SHIP PORT, ST. THOMAS, U.S.V.I.  00802
         -------------------------------------------------------------
              (Address of principal executive offices) (Zip code)



      Registrant's telephone number, including area code: (809) 776-2010
                                                          --------------
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Item 5 - Other Events
---------------------



     Little Switzerland, Inc. (the "Company") announced on May 8, 1998 that the Agreement and Plan of Merger (the "Merger Agreement"), dated as of February 4, 1998, by and among the Company, Destination Retail Holdings Corporation ("DRHC") and certain of its subsidiaries and the transactions contemplated thereby was adopted by the requisite affirmative vote of its stockholders at the Special Meeting of Stockholders held on May 8, 1998. Upon consummation of the proposed merger of the Company and DRHC (the "Merger"), the Company's stockholders will be entitled to receive $8.10 in cash, without interest, for each share of common stock held on the effective date of the Merger.



     Following receipt of stockholder approval, the Company notified DRHC that it believes that all of the conditions to the Merger have been satisfied as of May 8, 1998. Pursuant to the terms of the Merger Agreement, the parties are contractually obligated to effect the Merger as soon as practicable following the satisfaction of such conditions. Little Switzerland is prepared to close the Merger at this time.



     As previously announced, DRHC has informed the Company that DRHC is continuing to work with DLJ Bridge Finance, Inc. and Donaldson, Lufkin & Jenrette, Inc. to obtain the financing necessary to consummate the Merger. Little Switzerland further notified DRHC that Little Switzerland has the right to terminate the Merger Agreement in accordance with its terms if the Merger has not been consummated and DRHC has not deposited the Merger consideration with the paying agent by 5:00 p.m. on Friday, May 22, 1998.



Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits
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     (c)  Exhibits



     Exhibit 99.1 B  Press Release of Little Switzerland, Inc., dated May 8,
                     1998.



     Exhibit 99.2 B  Correspondence from Little Switzerland, Inc. to Destination
                     Retail Holdings Corporation, dated May 8, 1998 (without attachments).

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                                 SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              LITTLE SWITZERLAND, INC.



Date: May 8, 1998             By: /s/ John E. Toler, Jr.
                                 -----------------------
                                 John E. Toler, Jr.
                                 Chief Executive Officer

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                                 EXHIBIT INDEX

   Exhibit No.     Description
   -----------     -----------

   Exhibit 99.1 B  Press Release of Little Switzerland, Inc., dated May 8, 1998.

   Exhibit 99.2 B  Correspondence from Little Switzerland, Inc. to Destination
                   Retail Holdings Corporation, dated May 8, 1998 (without attachments).